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                                                                  Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Amendment No. 2 to Registration Statement on Form SB-2 of our report dated October 19, 1998 relating to the financial statements of Omnicorder Technologies, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.



/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP
Melville, New York
January 28, 1999